UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2009
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

415 West Wall, Suite 500
Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 789-1180
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into A Material Definitive Agreement

Further Extension of Closing Deadline for Acquisition of Cochran County Properties

On June 26, 2009, Doral Energy Corp. (the “Company”) extended the closing date of the Company’s proposed acquisition of three oil and gas leases located in Cochran County, Texas owned by Miltex Oil Company ("Miltex") to July 31, 2009. To extend the closing date, the Company paid Miltex $50,000 as provided under the amended terms of its agreement with Miltex.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit
10.1	Letter Agreement dated January 15, 2009 between Doral Energy Corp. and Miltex Oil Company.(1)
10.2	Agreement to modify Letter Agreement dated March 31, 2009 between Doral Energy Corp. and Miltex Oil Company.(2)
10.3	Agreement to modify Letter Agreement dated April 21, 2009 between Doral Energy Corp. and Miltex Oil Company.(3)

(1)	Filed as an exhibit to our Current Report on Form 8-K filed on January 22, 2009.
(2)	Filed as an exhibit to our Current Report on Form 8-K filed on April 6, 2009.
(3)	Filed as an exhibit to our Current Report on Form 8-K filed on April 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: June 29, 2009
	By:	/s/ Everett Willard Gray, II

EVERETT WILLARD GRAY, II
Vice Chairman of the Board
and Chief Executive Officer